Exhibit 99.1

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Introduction to Pro Forma Financial Information

Introduction

The following pro forma financial information for Centro NP LLC (as successor to New Plan Excel Realty Trust, Inc. and its subsidiaries) (collectively the “Company”) has been prepared to give effect to the distribution of 51% of the Company’s interest in certain subsidiaries (the “Transferred Entities”) owning real properties with an approximate fair market value of $780.0 million (the “March Transferred Assets”) to Super LLC and the contribution of the remaining 49% interest in the Transferred Entities to Centro NP Residual Holding LLC (“NP Residual Holding”), a limited liability company formed in August 2007, of which the Company owns 49% and Super LLC owns 51%.

In connection with the formation of the NP Residual Holding, the Company contributed 49% of its interest in certain subsidiaries, owning 18 real properties (the “August Transferred Assets”) with an approximate value of $398.0 million, to NP Residual Holding. The Company distributed the remaining 51% of its interest in the transferred subsidiaries to its parent, Super LLC, and Super LLC contributed such interest in the transferred entities to NP Residual Holding.  In November 2007, the Company contributed 49% of its interest in certain additional subsidiaries, owning 25 real properties (the “November Transferred Assets”) with an approximate value of $610.0 million, to this joint venture.  The Company distributed the remaining 51% of its interest in the additional transferred entities to Super LLC, and Super LLC contributed such interest in the additional transferred entities to this joint venture. The unaudited pro forma financial statements reflecting such transactions of the Company, have been filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K on August 21, 2007 and November 30, 2007, respectively.  A description of prior transactions is provided as a basis for understanding the pro forma financial information provided by the Company.

Merger Transaction

On February 27, 2007, New Plan Excel Realty Trust, Inc. (“New Plan”), and Excel Realty Partners, L.P., a Delaware limited partnership in which New Plan, through a wholly owned subsidiary, is the general partner, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Company (formerly Super IntermediateCo LLC), Super MergerSub Inc. (“MergerSub”), and Super DownREIT MergerSub LLC (“Super REIT MergerSub” and together with the Company and MergerSub, the “Buyer Parties”).  The Merger Agreement provided for, among other things, the merger of MergerSub with and into New Plan (the “Merger”), with New Plan surviving the Merger.  In connection with the Merger, New Plan became a wholly owned subsidiary of Centro NP.

Immediately following the Merger, on April 20, 2007, New Plan, as the surviving corporation of the Merger, was liquidated (the “Liquidation”), and in connection with the Liquidation, (a) all of New Plan’s assets were transferred to, and all of its liabilities were assumed by, the Company, (b) all outstanding shares of preferred stock of New Plan were automatically converted into, and cancelled in exchange for the right to receive, cash liquidating distributions in accordance with their terms, and (c) all shares of common stock of New Plan were cancelled.

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

 (THE “PREDECESSOR”))

Pro Forma Consolidated Balance Sheet

September 30, 2007

(Unaudited, in thousands)

		Transferred
	Historical (a)	Assets (b)		Pro Forma
ASSETS
Real estate:
Land	$1,302,164	$(433,991)	(b1)	$868,173
Building and improvements	3,033,986	(861,097)	(b1)	2,172,889
Accumulated depreciation and amortization	(40,154)	12,131	(b1)	(28,023)
Net real estate	4,295,996	(1,282,957)		3,013,039
Real estate held for sale	990	—		990
Cash and cash equivalents	22,527	(952)	(b1)	21,575
Restricted cash	22,668	—		22,668
Marketable securities	5,665	—		5,665
Receivables:
Trade, net of allowance for doubtful accounts	38,651	(13,050)	(b1)	25,601
Deferred rent, net	5,604	(1,347)	(b1)	4,257
Other, net	29,889	(34)	(b1)	29,855
Mortgages and notes receivable	568	—		568
Prepaid expenses and deferred charges	15,481	(1,692)	(b1)	13,789
Investment in/advances to unconsolidated ventures	216,760	673,549	(b2)	890,309
Intangible assets, net of accumulated amortization	823,328	(161,299)	(b1)	662,029
Goodwill	785,556	—		785,556
Other assets	33,450	(922)	(b1)	32,528
Total assets	$6,297,133	$(788,704)		$5,508,429

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities:
Mortgages payable, including unamortized premium	$433,237	$—		$433,237
Notes payable, net of unamortized premium	861,460	—		861,460
Credit facilities	304,000	—		304,000
Capital leases	31,054	—		31,054
Due to Centro Property Trust	303,400	—		303,400
Other liabilities	431,339	(84,275)	(b1)	347,064
Tenant security deposits	10,766	(3,389)	(b1)	7,377
Total liabilities	2,375,256	(87,664)		2,287,592

Minority interest in consolidated partnership and joint ventures	87,488	—		87,488

Commitments and contingencies	—	—		—

Members’ Capital:
Members’ capital	3,819,243	(701,040)	(b3)	3,118,203
Accumulated other comprehensive loss	(568)	—		(568)
Retained earnings	15,714	—		15,714
Total members’ capital	3,834,389	(701,040)		3,133,349
Total liabilities and members’ capital	$6,297,133	$(788,704)		$5,508,429

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2007

Presentation

The preceding pro forma consolidated balance sheet as of September 30, 2007 presents the historical amounts for the Company, adjusted for the effects of (i) the contribution by the Company of the November Transferred Assets and (ii) the contribution by the Company of the March Transferred Assets as if such transactions had occurred on September 30, 2007.

The pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company presented in the Company’s Form 10-Q for the quarter ended September 30, 2007.

The pro forma consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the transactions described above actually occurred on September 30, 2007, nor does it purport to represent the future financial position of the Company.

Notes and Management Assumptions

(a)       Reflects the consolidated historical balance sheet of the Company as of September 30, 2007, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended September 30, 2007.

(b)       Represents adjustments to reflect contribution of the Transferred Assets as follows:

(b1)     Represents the book value of the November Transferred Assets and March Transferred Assets and the related liabilities.

(b2)     Represents the book value of the Company’s 49% interest in NP Residual Holding.

(b3)     Represents the distribution of the value of Super LLC’s 51% interest in NP Residual Holding.

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Period from April 5, 2007 through September 30, 2007

 (Unaudited, in thousands)

		Pro Forma Adjustments
		August	November	March			August		November		March
	Company	Transferred Assets	Transferred Assets	Transferred Assets	Centro		Transferred		Transferred		Transferred		Pro
	Historical (a)	Historical (b1)	Historical (b2)	Historical (b3)	Acquisition (c)		Assets (d)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$198,210	$(12,077)	$(24,477)	$(25,625)	$—		$—		$—		$—		$136,031
Percentage rents	1,963	(64)	(103)	(173)	—		—		—		—		1,623
Expense reimbursements	53,306	(2,928)	(6,824)	(6,395)	—		—		—		—		37,159
Fee income	14,701	—	—	—	—		—		—		—		14,701
Total revenues	268,180	(15,069)	(31,404)	(32,193)	—		—		—		—		189,514

Operating Expenses:
Operating costs	42,203	(2,215)	(4,512)	(4,475)	—		—		—		—		31,001
Real estate taxes	32,400	(1,897)	(4,135)	(4,089)	—		—		—		—		22,279
Depreciation and amortization	108,160	(5,925)	(12,460)	(13,897)	—		—		—		—		75,878
Provision for doubtful accounts	1,232	(30)	(224)	(255)	—		—		—		—		723
General and administrative	13,832	(1)	—	(5)	—		—		—		—		13,826
Total operating expenses	197,827	(10,068)	(21,331)	(22,721)	—		—		—		—		143,707

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	70,353	(5,001)	(10,073)	(9,472)	—		—		—		—		45,807

Other income and expenses:
Interest, dividend and other income	3,570	—	—	(6)	—		—		—		—		3,564
Equity in income of unconsolidated ventures	1,608	—	—	—	—		2,450	(d1)	4,936	(d1)	4,631	(d1)	13,625
Interest expense	(55,819)	—	—	28	—		—		—		—		(55,791)
Minority interest in income of consolidated partnership and joint ventures	(4,046)	—	—	—	1,701	(c1)	—		—		—		(2,345)
Income (loss) from continuing operations	$15,666	$(5,001)	$(10,073)	$(9,450)	$1,701		$2,450		$4,936		$4,631		$4,860

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Period from January 1, 2007 through April 4, 2007

(Unaudited, in thousands, except per share information)

		Pro Forma Adjustments
		August	November	March			August		November		March
	Predecessor	Transferred Assets	Transferred Assets	Transferred Assets	Centro		Transferred		Transferred		Transferred		Pro
	Historical (a)	Historical (b1)	Historical (b2)	Historical (b3)	Acquisition (c)		Assets (d)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$92,663	$(8,204)	$(11,571)	$(10,765)	$10,520	(c2)	$(879	) (d1)	$(1,042	) ( d1)	$(1,348	) (d1)	$69,374
Percentage rents	2,169	(269)	(16)	(277)	—		—		—		—		1,607
Expense reimbursements	27,775	(2,073)	(3,931)	(3,164)	—		—		—		—		18,607
Fee income	8,832	—	—	—	—		—		—		—		8,832
Total revenues	131,439	(10,546)	(15,518)	(14,206)	10,520		(879)		(1,042)		(1,348)		98,420

Operating Expenses:
Operating costs	22,042	(1,489)	(2,167)	(2,075)	—		—		—		—		16,311
Real estate taxes	17,234	(1,386)	(2,294)	(2,005)	—		—		—		—		11,549
Depreciation and amortization	25,895	(2,039)	(3,266)	(2,909)	30,280	(c3)	(1,890	) (d2)	(2,918	) (d2)	(3,287	) (d2)	39,866
Provision for doubtful accounts	3,277	(204)	(483)	(473)	—		—		—		—		2,117
General and administrative	51,932	—	—	—	(42,629	) (c4)	—		—		—		9,303
Total operating expenses	120,380	(5,118)	(8,210)	(7,462)	(12,349)		(1,890)		(2,918)		(3,287)		79,146

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	11,059	(5,428)	(7,308)	(6,744)	22,869		1,011		1,876		1,939		19,274

Other income and expenses:
Interest, dividend and other income	1,524	(2)	(1)	(1)	—		—		—		—		1,520
Equity in income of unconsolidated Ventures	974	—	—	—	—		2,143	(d3)	2,662	(d3)	2,332	(d3)	8,111
Interest expense	(26,845)	45	—	47	1,300	(c5)	—		—		—		(25,453)
Minority interest in income of consolidated Partnership and joint ventures	(297)	—	—	—	—		—		—		—		(297)
(Loss) income from continuing operations	$(13,585)	$(5,385)	$(7,309)	$(6,698)	$24,169		$3,154		$4,538		$4,271		$3,155

(Loss) income from continuing operations per common share
Basic	$(0.22)												$—
Diluted	$(0.20)												$—

Weighted average shares outstanding – basic	103,355												—
Weighted average shares outstanding – diluted	109,558												—

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2006

 (Unaudited, in thousands, except per share amounts)

		Pro Forma Adjustments
		August	November	March			August		November		March
	Predecessor	Transferred Assets	Transferred Assets	Transferred Assets	Centro		Transferred		Transferred		Transferred		Pro
	Historical (a)	Historical (b1)	Historical (b2)	Historical (b3)	Acquisition (c)		Assets (d)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$334,349	$(29,587)	$(41,276)	$(43,706)	$43,474	(c2)	$(3,460	) (d1)	$(4,718	) (d1)	$(5,393	) (d1)	$249,683
Percentage rents	4,903	(261)	(103)	(590)	—		—		—		—		3,949
Expense reimbursements	101,063	(8,359)	(13,298)	(12,660)	—		—		—		—		66,746
Fee income	16,660	—	—	—	—		—		—		—		16,660
Total revenues	456,975	(38,207)	(54,677)	(56,956)	43,474		(3,460)		(4,718)		(5,393)		337,038

Operating Expenses:
Operating costs	72,672	(5,428)	(7,652)	(7,546)	—		—		—		—		52,046
Real estate taxes	59,564	(5,008)	(7,235)	(7,661)	—		—		—		—		39,660
Depreciation and amortization	88,905	(7,535)	(10,721)	(10,781)	125,735	(c3)	(8,183	) (d2)	(14,017	) (d2)	(14,003	)(d2)	149,400
Provision for doubtful accounts	7,922	(857)	(1,011)	(1,201)	—		—		—		—		4,853
General and administrative	28,674	(3)	—	(3)	(2,666	) (c4)	—		—		—		26,002
Total operating expenses	257,737	(18,831)	(26,619)	(27,192)	123,069		(8,183)		(14,017)		(14,003)		271,961

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	199,238	(19,376)	(28,058)	(29,764)	(79,595)		4,723		9,299		8,610		65,077

Other income and expenses:
Interest, dividend and other income	4,016	(2)	(4)	(4)	—		—		—		—		4,006
Equity in income of unconsolidated Ventures	5,143	—	—	—	—		6,370	(d3)	9,194	(d3)	10,294	(d3)	31,001
Interest expense	(94,202)	1,655	—	150	(5,828	) (c5)	—		—		—		(98,225)
Minority interest in income of consolidated Partnership and joint ventures	(745)	—	—	—	—		—		—		—		(745)
(Loss) income from continuing operations	$113,450	$(17,723)	$(28,062)	$(29,618)	$(85,423)		$11,093		$18,493		$18,904		$1,114

(Loss) income from continuing operations per common share
Basic	$1.09												$—
Diluted	$1.05												$—

Weighted average shares outstanding – basic	104,102												—
Weighted average shares outstanding – diluted	108,814												—

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Statements of Operations

For the Period from April 5, 2007 through September 30, 2007, the Period from January 1, 2007 through April 4, 2007 and the Year Ended December 31, 2006

Presentation

The preceding pro forma consolidated statements of operations for the period from April 5, 2007 through September 30, 2007 present the historical amounts for the Company adjusted for the effects of (i) the Merger and Liquidation; (ii) the contribution by the Company of the August Transferred Assets, as if such transactions had occurred on April 5, 2007; (iii) the contribution by the Company of the November Transferred Assets, as if such transactions had occurred on April 5, 2007; and (iv) the contribution by the Company of the March Transferred Assets, as if such transactions had occurred on April 5, 2007.  The preceding pro forma consolidated statements of operations for the period from January 1, 2007 through April 4, 2007 and for the year ended December 31, 2006 present the historical amounts for the Predecessor, adjusted for the effects of (i) the Merger and Liquidation; (ii) the contribution by the Company of the August Transferred Assets, as if such transactions had occurred on January 1, 2007 and 2006, respectively; (iii) the contribution by the Company of the November Transferred Assets, as if such transactions had occurred on January 1, 2007 and 2006, respectively; and (iv) the contribution by the Company of the March Transferred Assets, as if such transactions had occurred on January 1, 2007 and 2006, respectively; and.

Notes and Management Assumptions

(a)                                  Reflects the consolidated results of operations of the Company or the Predecessor, as applicable, for period from April 5, 2007 through September 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended September 30, 2007 and the Predecessor’s Form 10-K for the year ended December 31, 2006, respectively.

(b1)                           Reflects the revenues and expenses of the August Transferred Assets, as included in the historical financial statements for the period from April 5, 2007 through September 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively.

(b2)                           Reflects the revenues and expenses of the November Transferred Assets, as included in the historical financial statements for the period from April 5, 2007 through September 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively.

(b3)                           Reflects the revenues and expenses of the March Transferred Assets, as included in the historical financial statements for the period from April 5, 2007 through September 30, 2007, the period from January 1, 2007 through April 4, 2007 and year ended December 31, 2006, respectively.

(c)                                  Represents adjustments to reflect the Merger and Liquidation as follows:

(c1)                            Centro NP owned a controlling interest in New Plan, but did not own 100% of the outstanding shares of New Plan for the period April 5, 2007 through April 19, 2007.  Accordingly, the shares not owned by Centro NP were minority interests of the Company.  The Company’s historical results of operations included an adjustment to reflect the results of operations attributable to the minority interests.  Had the Merger and Liquidation happened on April 5, 2007, this adjustment would not have been necessary.

(c2)                            Reflects the amortization of above and below market leases fair valued in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”).

(c3)                            Reflects the deprecation and amortization of assets recorded in accordance with SFAS No.141.

(c4)                            As discussed above, all outstanding stock-based compensation became fully vested and exercisable as a result of the Merger and Liquidation.  Reflects the elimination of expenses associated with outstanding stock-based compensation.

(c5)                            Reflects the adjustment of interest expense for the following (1)  the redemption of $200 million of convertible bonds that had a coupon of 3.70%;  (2) the redemption of $115 million of convertible bonds that had a coupon rate of 3.75%;  (3)  the mark to market of  the remaining notes in accordance with SFAS No. 141 at an average rate of 6.13%;  (4)  the mark to market of mortgages in accordance with SFAS No. 141 at an average rate of  6.19%; (5) the mark to market adjustment on capital leases at a rate of 6%; (6)  interest that would have been incurred on the $303.4 million loan from Centro Property Trust at LIBOR plus 175 basis points; and (7)  the elimination of any interest incurred on swaps.

(d)                                 Represents adjustments to reflect the August Transferred Assets, November Transferred Assets, and March Transferred Assets as follows:

(d1)                           Reflects the elimination of amounts recorded in connection with amortization of above and below market leases fair valued in accordance with SFAS No. 141.

(d2)                           Reflects the elimination of amortization of intangible assets recorded in accordance with SFAS No. 141.

(d3)                           Reflects the 49% ownership interest in the results of operations of NP Residual Holding.